                                                                    Exhibit 99.1

                  INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

         On July 21, 2004, CenterPoint Energy, Inc. (the Company or CenterPoint Energy) and Texas Genco Holdings, Inc. (Texas Genco) entered into a definitive transaction agreement pursuant to which Texas Genco has agreed to be acquired in a multi-step transaction by GC Power Acquisition LLC (GC Power Acquisition), a newly formed entity owned in equal parts by investment funds affiliated with The Blackstone Group, Hellman & Friedman LLC, Kohlberg, Kravis Roberts & Co. L.P. and Texas Pacific Group, for approximately $3.65 billion in cash.

         The Company intends to use the anticipated net after-tax proceeds it will receive from the transaction of approximately $2.5 billion primarily to pay down outstanding debt, including senior debt under its bank credit facility that is secured in part by the Company's 81% ownership interest in Texas Genco, and for other general corporate purposes, including additional pension contributions.

         The following unaudited pro forma condensed consolidated balance sheet has been prepared to reflect the effect of the sale of Texas Genco as described above on the CenterPoint Energy financial statements as if the sale had occurred on June 30, 2004. The following unaudited pro forma condensed consolidated financial statements of income for each of the three years in the period ended December 31, 2003 and the six months ended June 30, 2004 have been prepared to reflect the transaction as of the beginning of the earliest period presented.

         The unaudited pro forma condensed consolidated financial statements do not purport to present CenterPoint Energy's actual results of operations as if the transaction described above had occurred at the beginning of each period, as applicable, nor are they necessarily indicative of CenterPoint Energy's financial position or results of operations that may be achieved in the future.

         The unaudited pro forma condensed consolidated financial statements should be read in conjunction with CenterPoint Energy's consolidated financial statements and related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Annual Report on Form 10-K of CenterPoint Energy for the year ended December 31, 2003, and the Quarterly Reports on Form 10-Q of CenterPoint Energy for the quarterly periods ended March 31, 2004 and June 30, 2004.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2004

                                                           CENTERPOINT
                                                           ENERGY, INC.
                                                            HISTORICAL      TEXAS GENCO        PRO FORMA           PRO FORMA
                                                             BALANCE       HOLDINGS, INC.     ADJUSTMENTS           BALANCE
                                                         ---------------   --------------    --------------       --------------
                                                                                     (IN MILLIONS)
Cash and cash equivalents............................... $          281    $          185    $        1,543(b)    $        1,639
Investment in Time Warner common stock..................            380                --                --                  380
Accounts and notes receivable, net......................            701               107                14(a)               608
Inventories.............................................            378               168                --                  210
Prepaid expenses and other current assets...............            290                 3                37(a)               324
                                                         --------------    --------------    --------------       --------------
  Total current assets..................................          2,030               463             1,594                3,161
                                                         --------------    --------------    --------------       --------------
Property, plant and equipment, net......................         11,795             4,094               399(b)             8,100
                                                         --------------    --------------    --------------       --------------
Goodwill, net...........................................          1,741                --                --                1,741
Regulatory assets.......................................          4,959                --                --                4,959
Other assets............................................            627               222                --                  405
                                                         --------------    --------------    --------------       --------------
  Total other assets....................................          7,327               222                --                7,105
                                                         --------------    --------------    --------------       --------------
      Total Assets...................................... $       21,152    $        4,779    $        1,993       $       18,366
                                                         ==============    ==============    ==============       ==============

Current portion of long-term debt....................... $          208    $           --    $           --       $          208
Indexed debt securities derivative......................            312                --                --                  312
Accounts payable........................................            606               157                14(a)               463
Taxes and interest accrued..............................            305                62                37(a)               280
Regulatory liabilities..................................            192                --                --                  192
Accumulated deferred income taxes.......................            347                --                --                  347
Deferred revenues.......................................            114               110                --                    4
Other current liabilities...............................            291                14                --                  277
                                                         --------------    --------------    --------------       --------------
  Total current liabilities.............................          2,375               343                51                2,083
                                                         --------------    --------------    --------------       --------------
Accumulated deferred income taxes and investment tax
  credit................................................          3,272               981               174(b)             2,465
Benefit obligations.....................................            876                21                --                  855
Regulatory liabilities..................................          1,254                --                --                1,254
Other liabilities.......................................            709               300                --                  409
                                                         --------------    --------------    --------------       --------------
  Total other liabilities...............................          6,111             1,302               174                4,983
                                                         --------------    --------------    --------------       --------------
Long-term Debt..........................................         10,601                --              (915)(b)            9,686
                                                         --------------    --------------    --------------       --------------
Minority Interest in Consolidated Subsidiaries..........            198                --              (198)(b)               --
                                                         --------------    --------------    --------------       --------------
Shareholders' Equity....................................          1,867             3,134             2,881(b)             1,614
                                                         --------------    --------------    --------------       --------------
      Total Liabilities and Shareholders' Equity........ $       21,152    $        4,779    $        1,993       $       18,366
                                                         ==============    ==============    ==============       ==============

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

         UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004


                                                 CENTERPOINT
                                                 ENERGY, INC.
                                                  HISTORICAL      TEXAS GENCO         PRO FORMA             PRO FORMA
                                                   BALANCE       HOLDINGS, INC.      ADJUSTMENTS             BALANCE
                                                 -----------     --------------      -----------            ----------
                                                          (IN MILLIONS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Revenues....................................... $       5,200    $         992     $           17(a)      $       4,225
                                                -------------    -------------     --------------         -------------

Expenses:
  Fuel and cost of gas sold....................         3,207              450                 16(a)              2,773
  Purchased power..............................            26               26                 --                    --
  Operation and maintenance....................           802              200                 11(a)(d)             613
  Depreciation and amortization................           317               81                 --                   236
  Taxes other than income taxes................           205               25                 --                   180
                                                -------------    -------------     --------------         -------------
    Total .....................................         4,557              782                 27                 3,802
                                                -------------    -------------     --------------         -------------
Operating Income...............................           643              210                (10)                  423
                                                -------------    -------------     --------------         -------------
Other (Expense) Income:
  Interest and other finance charges...........          (415)              --                 23(c)               (392)
  Other, net...................................            18                2                 --                    16
                                                -------------    -------------     --------------         -------------
    Total .....................................          (397)               2                 23                  (376)
                                                -------------    -------------     --------------         -------------
Income from Continuing Operations before
  Income Taxes and Minority Interest...........           246              212                13                     47
  Income tax expense ..........................           (88)             (71)                (5)(c)(d)            (22)
  Minority interest ...........................           (27)              --                 27(b)                 --
                                                -------------    -------------     --------------         -------------
Income from Continuing Operations.............. $         131    $         141     $           35         $          25
                                                =============    =============     ==============         =============

Basic Earnings Per Share....................... $        0.43                                             $        0.08
                                                =============                                             =============

Weighted Average Common Shares Outstanding.....   306,631,000                                               306,631,000
                                                =============                                             =============

Diluted Earnings Per Share..................... $        0.42                                             $        0.08
                                                =============                                             =============

Diluted Weighted Average Common Shares
  Outstanding..................................   308,977,000                                               308,977,000
                                                =============                                             =============

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

         UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                         CENTERPOINT
                                         ENERGY, INC.
                                          HISTORICAL      TEXAS GENCO       PRO FORMA             PRO FORMA
                                           BALANCE       HOLDINGS, INC.    ADJUSTMENTS             BALANCE
                                        -------------    --------------   --------------         -------------
                                                (IN MILLIONS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Revenues............................... $       9,760    $       2,002    $           32(a)      $       7,790
                                        -------------    -------------    --------------         -------------

Expenses:
  Fuel and cost of gas sold............         5,367            1,098                29(a)              4,298
  Purchased power......................            73               73                --                    --
  Operation and maintenance............         1,716              412                30(a)(d)           1,334
  Depreciation and amortization........           625              159                --                   466
  Taxes other than income..............           375               38                --                   337
                                        -------------    -------------    --------------         -------------
    Total .............................         8,156            1,780                59                 6,435
                                        -------------    -------------    --------------         -------------
Operating Income.......................         1,604              222               (27)                1,355
                                        -------------    -------------    --------------         -------------
Other (Expense) Income:
  Interest and other finance charges...          (934)              (2)              191(a)(c)            (741)
  Other, net...........................            (5)               2                 7(a)                 --
                                        -------------    -------------    --------------         -------------
    Total .............................          (939)              --               198                  (741)
                                        -------------    -------------    --------------         -------------
Income from Continuing Operations
  before Income Taxes and Minority
  Interest.............................           665              222               171                   614
  Income tax expense...................          (216)             (71)              (60)(c)(d)          (205)
  Minority interest....................           (29)              --                29(b)                 --
                                        -------------    -------------    --------------         -------------
Income from Continuing Operations...... $         420    $         151    $          140         $         409
                                        =============    =============    ==============         =============

Basic Earnings Per Share............... $        1.38                                            $        1.35
                                        =============                                            =============

Weighted Average Common Shares
  Outstanding..........................   303,867,000                                              303,867,000
                                        =============                                            =============

Diluted Earnings Per Share............. $        1.37                                            $        1.34
                                        =============                                            =============

Diluted Weighted Average Common Shares
  Outstanding..........................   306,220,000                                              306,220,000
                                        =============                                            =============

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

         UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                         CENTERPOINT
                                         ENERGY, INC.
                                          HISTORICAL     TEXAS GENCO        PRO FORMA              PRO FORMA
                                           BALANCE      HOLDINGS, INC.     ADJUSTMENTS              BALANCE
                                        -------------   --------------    --------------         -------------
                                                (IN MILLIONS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Revenues............................... $       7,898    $       1,541    $           81(a)      $       6,438
                                        -------------    -------------    --------------         -------------

Expenses:
  Fuel and cost of gas sold............         3,865              990                79(a)              2,954
  Purchased power......................            94               94                --                    --
  Operation and maintenance............         1,605              391                28(a)(d)           1,242
  Depreciation and amortization........           614              156                --                   458
  Taxes other than income..............           387               43                --                   344
                                        -------------    -------------    --------------         -------------
    Total .............................         6,565            1,674               107                 4,998
                                        -------------    -------------    --------------         -------------
Operating Income (Loss)................         1,333             (133)              (26)                1,440
                                        -------------    -------------    --------------         -------------
Other (Expense) Income:
  Interest and other finance charges...          (764)             (26)               26(a)(c)            (712)
  Other, net...........................            (2)               3                31(a)                 26
                                        -------------    -------------    --------------         -------------
    Total .............................          (766)             (23)               57                  (686)
                                        -------------    -------------    --------------         -------------
Income (Loss) from Continuing
  Operations before Income Taxes.......           567             (156)               31                   754
  Income tax benefit (expense).........          (198)              63               (11)(c)(d)           (272)
                                        -------------    -------------    --------------         -------------

Income (Loss) from Continuing
  Operations........................... $         369    $         (93)   $           20         $         482
                                        =============    =============    ==============         =============

Basic Earnings Per Share............... $        1.24                                            $        1.62
                                        =============                                            =============

Weighted Average Common Shares
  Outstanding..........................   297,997,000                                              297,997,000
                                        =============                                            =============

Diluted Earnings Per Share............. $        1.23                                            $        1.61
                                        =============                                            =============

Diluted Weighted Average Common Shares
  Outstanding..........................   299,644,000                                              299,644,000
                                        =============                                            =============

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

         UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                         CENTERPOINT
                                         ENERGY, INC.
                                          HISTORICAL     TEXAS GENCO       PRO FORMA           PRO FORMA
                                           BALANCE      HOLDINGS, INC.     ADJUSTMENTS          BALANCE
                                        -------------   --------------    --------------     -------------
                                              (IN MILLIONS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Revenues............................... $      10,559    $       3,411    $           --     $       7,148
                                        -------------    -------------    --------------     -------------

Expenses:
  Fuel and cost of gas sold............         5,085            1,304                --             3,781
  Purchased power......................         1,223            1,223                --                --
  Operation and maintenance............         1,754              402                22(d)          1,374
  Depreciation and amortization........           663              154                --               509
  Taxes other than income..............           510               63                --               447
                                        -------------    -------------    --------------     -------------
    Total .............................         9,235            3,146                22             6,111
                                        -------------    -------------    --------------     -------------
Operating Income.......................         1,324              265               (22)            1,037
                                        -------------    -------------    --------------     -------------
Other (Expense) Income:
  Interest and other finance charges...          (607)             (65)               (1)(a)          (543)
  Other, net...........................            40                2                 1(a)             39
                                        -------------    -------------    --------------     -------------
    Total .............................          (567)             (63)               --              (504)
                                        -------------    -------------    --------------     -------------
Income from Continuing Operations
  before Income Taxes..................           757              202               (22)              533
  Income tax expense...................          (258)             (74)                8(d)           (176)
                                        -------------    -------------    --------------     -------------

Income from Continuing Operations...... $         499    $         128    $          (14)    $         357
                                        =============    =============    ==============     =============


Basic Earnings Per Share............... $        1.72                                        $        1.23
                                        =============                                        =============

Weighted Average Common Shares
  Outstanding..........................   289,776,000                                          289,776,000
                                        =============                                        =============

Diluted Earnings Per Share............. $        1.71                                        $        1.22
                                        =============                                        =============

Diluted Weighted Average Common Shares
  Outstanding..........................   292,193,000                                          292,193,000
                                        =============                                        =============

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)    Represents previously eliminated intercompany transactions.

(b) Reflects net proceeds of $2.5 billion from the sale of Texas Genco and the corresponding paydown of $915 million of term loan debt. Also reflects the elimination of the minority interest in Texas Genco as a result of the sale of Texas Genco. In accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," CenterPoint Energy recorded an impairment loss of $253 million in connection with the sale transaction, representing the excess of the carrying amount of its investment in Texas Genco over the net proceeds to be received. The Company had previously recorded an impairment of its investment in Texas Genco of $399 million in connection with the distribution of 19% of Texas Genco's outstanding shares of common stock to its shareholders in January 2003.

(c) In accordance with Emerging Issues Task Force Issue No. 87-24 "Allocation of Interest to Discontinued Operations", the Company has reclassified interest to discontinued operations of Texas Genco based on net proceeds to be received from the sale of Texas Genco of $2.5 billion, and has applied the proceeds to the amount of debt assumed to be paid down in each respective period according to the terms of the respective credit facilities in effect for those periods. In periods where only the term loan was assumed to be repaid, the actual interest paid was reclassified. In periods where a portion of the revolver was assumed to be repaid, the percentage of that portion of the revolver to the total outstanding balance was calculated, and that percentage was applied to the actual interest paid in those periods. Interest expense of $58 million, $198 million and $23 million was reclassified to discontinued operations of Texas Genco in 2002, 2003 and the six months ended June 30, 2004, respectively. The Company intends to use the remainder of the proceeds for other general corporate purposes, including further pension contributions, and is currently evaluating its alternatives.

(d) General corporate overhead previously allocated to Texas Genco from the Company, which will not be eliminated by the sale of Texas Genco, has been reflected as general corporate overhead of CenterPoint Energy in income from continuing operations. The amounts reclassified were $22 million, $27 million and $27 million for 2001, 2002 and 2003, respectively and $10 million for the six months ended June 30, 2004.